SUPPLEMENT TO THE PROSPECTUS
                                       OF
                         EVERGREEN ULTRA SHORT BOND FUND


         Effective immediately, the Annual Fund Operating Expenses table under the section entitled "EXPENSES" in the prospectus for Evergreen Ultra Short Bond Fund (the "Fund") is replaced with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                Total Fund
                Management                         Other         Operating
                   Fees          12b-1 Fees      Expenses       Expenses 3
Class A            0.45%           0.30%           0.30%           1.05%
Class B            0.45%           1.00%           0.30%           1.75%
Class C            0.45%           1.00%           0.30%           1.75%
Class I            0.45%           0.00%           0.30%           0.75%

     3. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual fund operating expenses do not reflect voluntary fee waivers. Including current voluntary fee waivers, Total Fund Operating Expenses are estimated to be 0.95% for Class A, 1.65% for Class B, 1.65% for Class C, and 0.65% for Class I.

         In addition, the paragraph describing Class A shares under the section entitled "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU" in the Fund's prospectus is replaced with the following:

Class A

If you select Class A shares, you may pay a front-end sales charge of up to 3.25%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense known as 12b-1 fees.

The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                                                  Sales Charge          Dealer
                               Sales Charge        as a % of           Commission
                                as a % of           Your Net           as a % of
      Your Investment         Offering Price       Investment        Offering Price
Up to $49,999                     3.25%              3.36%               2.75%
$50,000-$99,999                   3.00%              3.09%               2.75%
$100,000-$249,999                 2.50%              2.56%               2.25%
$250,000-$499,999                 2.00%              2.04%               1.75%
$500,000-$999,999                 1.50%              1.52%               1.25%
                                                                    0.25% of amounts
$1,000,000 or greater                                               equal to or over
                                  0.00%              0.00%             $1,000,000

Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase. The front-end sales charge may be waived under certain circumstances and the maximum deferred sales charge and dealer allowance may be reduced for certain investors.

May 30, 2003                                                       566653 (5/03)